Exhibit 99.1

(NASDAQ: HGRD) February 2008 www.healthgrades.com

Safe Harbor Statement This presentation, both written and oral, contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in HealthGrades' business, anticipated web traffic, and addition to current data are forward-looking statements. These statements, as well as the phrases "anticipate," "well-placed," "believe," "estimate," "expect," "consider" and similar expressions, are generally intended to identify forward- looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of HealthGrades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to the documents that HealthGrades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including HealthGrades' most recent annual report on 10-K, for a discussion of these and other risk factors. All forward-looking statements in this presentation are based on information available to HealthGrades as of the date hereof. All written or oral forward-looking statements attributable to HealthGrades or any person acting on behalf of HealthGrades are expressly qualified in their entirety by the foregoing. HealthGrades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in HealthGrades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based. ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Health Grades, Inc. Core Principles Empowerment Transparency Accountability ? Copyright 2008, Health Grades, Inc. All Rights Reserved. HealthGrades is the leading healthcare ratings organization, providing ratings and profiles of hospitals, nursing homes and physicians. Millions of consumers and many of the nation's largest employers, health plans and hospitals rely on HealthGrades' independent ratings and decision support resources to make healthcare decisions based on the quality of care.

Investment Highlights Meeting a major market need Healthcare consumerism demands reliable quality and cost information Recurring-revenue business model Significant operating leverage Increasing operating cash flows High returns on invested capital Solid revenue growth Listing transferred from NASDAQ Capital Market(r) to NASDAQ Global Select Market effective May 9, 2007 Multiple growth opportunities ? Copyright 2008, Health Grades, Inc. All Rights Reserved. SM

HealthGrades and its Methodology

- HealthGrades is much more than a ratings company
- HealthGrades has nearly 500,000 discrete ratings (5,000 hospitals x 30 procedures/diagnoses x 3 discrete end points)
  - Currently less than 10% penetrated with respect to the market potential for its entire marketing programs and less than 1% in its quality improvement programs
- Every hospital is rated every year in an independent, blinded fashion
  - Hospitals do not pay to be rated
- HealthGrades uses multivariate logistic regression
  - The comparative hospital outcomes are risk adjusted
- HealthGrades' methodology is not a "black box" and is open to any reviewer

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© Copyright 2008, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

HealthGrades' Databases Hospital Risk-adjusted rating based upon clinical outcomes on over 5,000 hospitals Ratings for patient safety and safe practices Episode-of-care cost Physician Quality profile 79 Free data elements 31 Demographic elements (Name, address, phone number, medical school, etc...) 48 Ratings & Quality elements (Hospital procedure/diagnosis ratings, patient surveys, NCQA certification, etc...) 10 paid data elements (Sanctions, malpractice, etc...) Primary source verified/authenticated 450k out of 650k private practice physicians Patient experience surveys - currently have over 300,000 Nursing Home Ratings on the performance of nursing homes nationwide that are Medicare or Medicaid certified Home Health Ratings on the performance of home health agencies nationwide ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Rates of Increase (2000 - 2005) Out-of-pocket Healthcare expenses are increasing at a rate of 10x wage growth ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Physician Treatment of Patients On average, doctors provide appropriate healthcare only about half the time 50% Appropriate Treatment "It's a coin flip" 50% Inappropriate Treatment Source: * USA Today, Rand Study article - 50/50 chance of proper healthcare, 6/26/2003 ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Reduction in Mortality Rates


80%
70%
60%
50%
40%
30%
20%
10%
0%
69%
45%
5-star compared to 1-star
5-star compared to 3-star

If all hospitals performed at the level of hospitals rated five stars by HealthGrades, 266,604 Medicare lives could potentially have been saved over the three years studied

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Source: *HealthGrades Hospital Quality in America Study-2008 Ratings October, 2007*

© Copyright 2008, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES® GUIDING AMERICA TO BETTER HEALTHCARE®

HealthGrades' Products and Services ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Quality-Centric Healthcare Sphere of Influence ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Provider Services Group ? Copyright 2008, Health Grades, Inc. All Rights Reserved. Hospital marketing products (Since 1998) Quality improvement products (Since 2002)

Market Opportunity Third-party validation of quality versus general image ads Market has moved from "trust me" to "show me" 79% of consumers probably will or definitely will take into account a hospital's success rates as measured by an independent source (J.D. Power and Associates, 2004) Clear ROI for hospitals Market size Marketing: 5,000 hospitals x 10% x 9 service lines x 3 (multiple based upon multiple procedures/diagnoses) x $45,000 (assumed single-line annual fee) = $607,000,000 Quality Improvement: 5,000 hospitals x 60% x 5 service lines x $100,000 = $1,500,000,000 Management believes it is currently less than 10% penetrated with respect to the market potential for its marketing programs and less than 1% in its quality improvement programs ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Provider Services: Hospital Ratings Risk-adjusted ratings based upon clinical outcomes on over 5,000 hospitals Institutional Awards Clinical Excellence - Recognizes exceptional quality outcomes over a broad range of specialties/procedures Patient Safety - Recognizes exceptional experience regarding the number and type of patient safety incidents within a hospital Specialty Excellence Awards Cardiac, Orthopedics, Pulmonary, Vascular, Stroke, Obstetrics, Women's Health, Gastrointestinal, Critical Care, and General Surgery Ratings for 32 procedures/diagnoses available on our website Utilizing our proprietary ratings methodology Others (Leapfrog, Safe Practices, Patient Safety, 70+ ratings utilizing, ARR-ORG, 55 episode of care cost ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Internet Business Group ? Copyright 2008, Health Grades, Inc. All Rights Reserved. Quality reports to consumers (Since 2003) Internet Patient Acquisition(tm) (Since 2006) Advertising (Testing beginning Q2-07)

Search is a Starting Point

When Retrieving Health Info Online


Go Direct to a
Website
34%
Search
First
66%

Among eHealth Consumers
Source: Manhattan Research, Cybercitizen® Health v6.0

Google is #1 for Health in the US

Google drives more visits to Health websites than all other search engines combined


Other
10%
AOL Search
4%
Ask.com
2%
Yahoo!
Search
22%
Google
Search
53%
MSN Search
9%

16

Source: Custom analysis for Google by comScore Networks, US Data. January 2007. Search referral: When a user is sent to a site by clicking on a search result link.

© Copyright 2008, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

Online Health-Seeking Population Growing Source: Manhattan Research, Cybercitizen(r) Health v6.0 Source: Manhattan Research, Cybercitizen(r) Health v6.0 Internet #1 Most Preferred Source of Health Information Among 220 million adults 139 million are online 116 million are online for health Compared to 63 million in 2002 71 million online for Rx info Compared to 26 million in 2002 ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

(Beta) Drug-Ratings and Information :Condition Path

(Beta) Drug-Ratings and Information :Drug Path

Harris Interactive Survey sponsored by Google, April 2007. As you sought information online for your most recent [CONDITION]-related question or concern, did you notice any treatment advertisements? Base: All Respondents (n=4,224) Consumers Notice and Click on Advertisements Not sure 0.33 No 0.36 Yes 0.31 20% Clicked on the ads they noticed Percent Who Noticed Treatment Advertisements ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

How Consumers Use HealthGrades to Search for Physicians Online 60% are researching a physician from a finite list of choices example: patient has 4-5 names that they want to compare side-by-side example: insurance allows patient to use 8 cardiologists 25% are validating a choice of a physician example: patient is researching their primary care physician 15% are searching for a new physician with no specific physician(s) in mind example: new resident to city searching for an OB/GYN ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Internet Patient Acquisition - How It Works Patient Sets Appointment with Doctor Hospital Benefits: More Patients With Attractive Demographics More Revenue Improved Physician Relations Enhanced Internet Business Development Strategy Proven ROI Prospective Patient 2.9 Million Searches/Day Patient Researches Doctor on HealthGrades 3 Million Unique Visitors/Month ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

HealthGrades' Physician Reports - Free vs. Buy

Standard Results ($29.95)



Physician Quali
Report Created 01/23/2007
The following physician will be reviewed in this report:
Wayne Evan Lipson, MD
The information in this report is arranged in nine sections:
1. About Specialties
2. Professional Background
3. Board Certification
4. Governmental Disciplinary Actions
5. Comparison to National Data
6. Patient Experience Survey
7. Physician Characteristics
8. Data Sources
9. Checklist of Additional Questions to Ask
© Copyright 2007 Health Grades, Inc. All Rights Reserved. May not be reprinted or reproduced without permission.
Locations/Phone Numbers*
1940 North East 47th Street Suite 1
Fort Lauderdale, FL 33308
(945) 771-8369
View location map
4725 North Federal Highway
Fort Lauderdale, FL 33308
(305) 957-8818
View location map
100 North West 170th Street Suite 102
North Miami Beach, FL 33169
(305) 655-1877
View location map

Profile Includes:

89 Quality-Indicative Data Elements

- Board certification
- Training
- Practice location
- Malpractice data (16 states)
- Hospital affiliation
- And more…

IPAC Affiliated Physician Profile (free)



HEALTHGRADES
Dr. Jason Tabor, MD
Make an Appointment
Introduction
Experience/Training
Make an Appointment

Profile Includes:

Nearly 200 Data Elements

- Experience/Training
- Practice philosophy
- Performance
- Practice location and information
- Affiliated physicians in the group
- Health plans accepted
- *And more …*

HealthGrades' affiliated physicians are averaging 5 appointment interests per month

*Primary source verification of over 450,000 of the 650,000 practicing physicians

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© Copyright 2008, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES® GUIDING AMERICA TO BETTER HEALTHCARE®

Estimated Acquisition Costs Comparisons Cost per Consumer/Patient Cost per Consumer/Patient Cost per Consumer/Patient Cost per Consumer/Patient Direct Mail* Internet* Print Ad* HG-IPAC $183 $90 $100 $11.37 $5 (fully loaded) per piece cost x 2.7% response rate 3 Home Repair contracts x $30 each per qualified lead Example: Circulation ~ 700,000 response rate - 35 qualified leads x $3,500 daily ad run Case Study: 11,348 Doctors. 15 appointment calls per doctor. $165 (doctor fee)/15=$11.37 * For Goods/Services above $250 ? Copyright 2008, Health Grades, Inc. All Rights Reserved. Source: Direct Marketing Association Source: IAC/Service Magic Corporation Source: Denver News Agency Source: HealthGrades IPAC program

HealthGrades' Internet Patient Acquisition Results

HealthGrades Consumer Conversion Data:

- Physician report selection increases by 48 times when the report is free to consumers
- The average physician experiences 5 appointment interests per month when affiliated with HealthGrades' Internet Patient Acquisition Program

HealthGrades IPAC Appointment Request:

- Approximately 42% of consumers viewing the IPAC physician's profile make contact to schedule an appointment with affiliated physicians

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© Copyright 2008, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

HealthGrades' Advertising Very new program (Launched in mid-2007) Beginning to build out advertising platform Selected DoubleClick as the ad-serving engine Creating media kit Evaluating advertising networks Optimizing healthgrades website for advertising Although the market opportunity is large, there is no certainty as to the amount of contribution to revenue in 2008 or beyond Currently we are advertising on the majority of our physician pages utilizing Google Ad Sense ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Physician Tabbed Profile Tabs Include Patient Experience Surveys Group Practice Hospitals Health Tools Quality Procedure Information ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Group to Hospital Relationship Group Profile showing doctors who work at this group practice Physician profile for doctor at Broomfield Family Practice Hospitals that Dr. Essig is affiliated with Affiliated hospital profile with HealthGrades' ratings ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Hospital to Physician Relationship Hospital Profile with HealthGrades ratings and Physicians that work at that Hospital Physician Profile Group Profile ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Strategic Health Solutions ? Copyright 2008, Health Grades, Inc. All Rights Reserved. Strategic Health Solutions Health Management Suite (Since 2004) Healthcare Credit Solutions (Since 2007) Content Licensing (Expected to launch early 2008)

HealthGrades' Health Management Suite ? Copyright 2008, Health Grades, Inc. All Rights Reserved. HealthGrades' Health Management Suite was awarded 1st Place for "Best Initiative for Quality Transparency" at the Emergent Group's 2007 Consumer Directed Healthcare Conference

Healthcare Credit Solutions (Example Only) 32

Content Licensing


powered by
HEALTHGRADES
HOSPITAL RATINGS
FIND A PHYSICIAN
NURSING HOME REPORT CARDS
HOME HEALTH AGENCY RATINGS

Opportunity: Media Organizations

Targeted Advertising Opportunity
Trusted Content from Quality Ratings Leader
Create Additional Web Traffic to HealthSite

Opportunity: Online Portals

Increase Website Traffic
Unique, Valuable Tool to Support Members
Differentiate From the Competition

Benefit to HealthGrades

Develop New Market Revenue Stream
Extend Brand Awareness
Increase Consumer Confidence
Support Hospital Client Marketing Efforts

33

© Copyright 2008, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

Market Positioning 1 - Objective quality ratings 2 - Consumer preference rankings 3 - Robust quality indicative information 4 - Profile (name, address, phone number) information only ? Copyright 2008, Health Grades, Inc. All Rights Reserved. HealthGrades - Consumers with immediate need ready to make purchase decision WebMD - Principally generalized healthcare searches

Appendix A FINANCIAL INFORMATION ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Y-T-D Comparative Income Statements (Unaudited) ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Comparative Balance Sheets (Unaudited) ? Copyright 2008, Health Grades, Inc. All Rights Reserved.

Comparative Cash Flow Sheets (Unaudited) ? Copyright 2008, Health Grades, Inc. All Rights Reserved.